UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: July 11, 2003               Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


        Virginia                                 54-1375874
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(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)


          101 Hubbard Street
          Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On July 11, 2003, National Bankshares, Inc. issued a press release announcing the Company's earnings for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. press Release dated July 11, 2003.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


                                  By:     /s/ James G. Rakes
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                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer




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